UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 13, 2012

ANTS SOFTWARE INC.
(Exact name of registrant as specified in its charter)

Delaware	000-16299	13-3054685
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

4514 Chamblee Dunwoody Road #188
Dunwoody, GA		30338
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(404-216-2783)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 13, 2012, Dr. Frank N. Kautzmann, III, Chairman and Director of the registrant, resigned as Chairman and Director, effective immediately. Dr. Kautzmann had did not have any disagreement with the registrant on any matter relating to the registrant’s operations, policies, practices or any business matters.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTs software inc.
Registrant

Dated: November 13, 2012	By:	/s/ Dr. Frank N. Kautzmann, III
Dr. Frank N. Kautzmann, III, Chairman of the Board

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